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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) August 29, 1995
                                                      (August 25, 1995)



                        BOATMEN'S BANCSHARES, INC.
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            (Exact name of Registrant as specified in its charter)



               Missouri                  1-3750          43-0672260
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     (State or other jurisdiction   (Commission File   (IRS Employer
      of incorporation               Number)            Identification No.)





One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri         63101
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   314-466-6000
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ITEM 5.  OTHER EVENTS.
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     On August 25, 1995, Boatmen's Bancshares, Inc. (the "Registrant")
entered into an Agreement and Plan of Merger to acquire, in a stock transaction, Fourth Financial Corporation ("Fourth Financial"), headquartered in Wichita, Kansas. Copies of the Registrant's press release announcing the agreement to acquire Fourth Financial, the Agreement and Plan of Merger, dated August 25, 1995 among the Registrant, Fourth Financial and a wholly-owned subsidiary of the Registrant, and a Stock Option Agreement dated August 26, 1995, between Fourth Financial and the Registrant are attached hereto as exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(a)  Financial Statements of Business Acquired - Not applicable
(b)  Pro Forma Financial Information - Not applicable
(c)  Exhibits - The following exhibits are included with this Report:
          Exhibit 99.(a)   Press Release dated August 25, 1995
                  99.(b) Agreement and Plan of Merger, dated August 25, 1995, among Boatmen's Bancshares, Inc., Fourth Financial Corporation and Acquisition Sub, Inc.
                  99.(c) Stock Option Agreement, dated August 26, 1995, between Fourth Financial Corporation and Boatmen's Bancshares, Inc.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BOATMEN'S BANCSHARES, INC.
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                                         (Registrant)


                                  By   /s/  JAMES W. KIENKER
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                                    James W. Kienker
                                    Executive Vice President and
                                    Chief Financial Officer

Dated:    August 29, 1995